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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2004

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                             METAL MANAGEMENT, INC.
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                     0-14836                  94-2835068
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (312) 645-0700

                              ---------------------



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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

99.1     Press release, dated February 2, 2004, issued by Metal Management, Inc.

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 2, 2004, Metal Management, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.


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         The information in this Current Report on Form 8-K including the attached exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               METAL MANAGEMENT, INC.


                                               By: /s/ Robert C. Larry
                                                   -----------------------------
                                                   Robert C. Larry
                                                   Executive Vice President,
                                                   Finance and Chief
                                                   Financial Officer
                                                   (Principal Financial Officer)



Date:  February 2, 2004

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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


       NUMBER AND DESCRIPTION OF EXHIBIT


99.1   Press release, dated February 2, 2004, issued by Metal Management, Inc.